Supplement Dated June 2, 2025
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 28, 2025, for Thrivent Mid Cap Value Fund, a series of Thrivent Mutual Funds
On May 20, 2025, the Board of Trustees of Thrivent Mutual Funds approved the conversion of Thrivent Mid Cap Value Fund (the “Mutual Fund”) to a newly-organized exchange-traded fund that is a series of Thrivent ETF Trust (the “ETF”) (the “Conversion”). The Conversion is expected to occur in the fourth quarter of 2025. Effective at the close of business on August 4, 2025, no new accounts to purchase shares of the Mutual Fund will be opened. Existing shareholders can continue to make purchases and exchanges into the Mutual Fund until the Conversion is completed.
The Conversion will be effected through the reorganization of the Mutual Fund into the ETF. After the Conversion, the ETF is anticipated to maintain a substantially similar investment strategy, continue to be managed by the same portfolio management team, and have the same investment adviser as the Mutual Fund.
The ETF will not commence operations before the Conversion, and its shares are not currently available to the public nor approved for listing on any exchange. Following the Conversion, it is expected that the ETF’s shares will be offered to the public and traded on an exchange.
Prior to the Conversion, shareholders of the Mutual Fund will receive a combined information statement/prospectus detailing both the Conversion and the ETF involved. Shareholder approval for the Conversion is not anticipated to be required.
The Conversion is expected to qualify as a tax-free reorganization for federal income tax purposes, meaning shareholders will not recognize any gain or loss on the exchange of their Mutual Fund shares for ETF shares in connection with the Conversion, except for any cash received from the Mutual Fund from the liquidation of any fractional Mutual Fund shares held by such shareholder prior to the Conversion.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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